POWER OF ATTORNEY FOR SIGNATURE


The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.





                                    --------------------------------
                                    THOMAS E. STITZEL

                        POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.




                                    --------------------------------
                                    SALVATORE MACERA

                        POWER OF ATTORNEY FOR SIGNATURE




The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.




                                    --------------------------------
                                          JOHN V. CARBERRY

                        POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.





                                    --------------------------------
                                    ANNE-LEE VERVILLE

                         POWER OF ATTORNEY FOR SIGNATURE


The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.



                                    --------------------------------
                                    TOM BLEASDALE

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.


                                    --------------------------------
                                    LORA S. COLLINS

                         POWER OF ATTORNEY FOR SIGNATURE


The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.


                                    --------------------------------
                                    JAMES E. GRINNELL

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.

                                    --------------------------------
                                    RICHARD W. LOWRY

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.

                                    --------------------------------
                                    WILLIAM E. MAYER

                         POWER OF ATTORNEY FOR SIGNATURE


The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.

                                    --------------------------------
                                    JAMES L. MOODY, JR.

                        POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Tracy S. DiRienzo, Ellen Harrington, Russell L. Kane, John M. Loder, Pamela A. McGrath, Vincent P. Pietropaolo and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator of (i) Liberty Funds Group - Boston (ii) Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust, Colonial Intermediate High Income Fund, Colonial New York Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial California Insured Municipal Fund, Colonial Investment Grade Bond Fund and Liberty-Stein Roe Advisor Floating Rate Advantage Fund, (together "Liberty Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Liberty Funds Group - Boston or Liberty Closed-End Funds with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Liberty Funds Group - Boston or Liberty Closed-End Funds.

In witness, I have signed this Power of Attorney on this 27th April, 2000.



                                    --------------------------------
                                    JOHN J. NEUHAUSER